Exhibit 99.1

 BSVN  Q4 and Year End 2021EARNINGS RELEASEJanuary 28, 2022

 2  BSVN – Corporate Overview  Shareholder alignment due to 59.3% insider ownership Continued focus on organic growth in our geographic footprint, while pursuing strategic acquisitionsMultiple year recipient of Raymond James Community Bankers Cup award recognizing top 10% of community banks across the U.S.  All data as of December 31, 2021, unless indicated otherwise.(1) Core loans is a non-GAAP financial measure and is defined as total loans less PPP loans of $18.7 and $44.9 million for December 31, 2021 and 2020, respectively  Positioned in dynamic markets, with a commercial banking emphasis that delivers services via a branch-lite modelExperienced and talented bankers focused on high-touch personalized serviceDisciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low loan losses  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States   Bank7 Branch    Dallas / Fort Worth  Tulsa  Oklahoma City

 3  Full Year 2021 and Q4 Overview  Successfully completed the all-cash acquisition of Cornerstone Bank on December 9, 2021(5)TBV per share increased $1.24 or 10.60%, ending the year at $12.93 per share. Excluding non-recurring items related to our acquisition and secondary offering, adjusted TBV per share would have increased $2.26 or 19.30%, ending the year at $13.95EPS for the year of $2.56, an increase of $0.51, or 24.75%. Adjusted EPS would have increased by $0.56 per share or 27.35% ending the year at $2.61  All data as of December 31, 2021, unless indicated otherwise.Pre-tax pre-provision earnings (PPE) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric.Adjusted to exclude effect of acquisition and secondary offering. Adjusted values are non-GAAP financial measures. For more information and reconciliation, refer to slide 3As of Q3 2021, the latest figures available. Peer group is defined as 166 exchange-traded banks nationwide with assets between $500 million and $5 billion. Source: S&P Global Market IntelligenceROAA and ROAE annualized for the three months ended December 31, 2021 and 2020For more information, please refer to Form 8-K filed December 10, 2021  PPE(1) totaled $35.1 million for the year, an increase of $3.9 million or 12.34% compared to 2020, including non-recurring effects of our acquisition of Cornerstone Bank and the recent secondary offeringPPE to average assets is far greater than our peer group: 3.47% for BSVN vs. 1.49% peer average(3)  Continued Strong Performance  Another Year of Strong Shareholder Returns  Full Year Double-Digit PPE Growth

 4  2021 Adjusted Financials  Dollars are in thousandsAdjusted data above is a Non GAAP measure. Financial data is as of or for the twelve months ended December 31 of each respective year.Acquisition and secondary offering expenses considered one-time extraordinary expenses related to the acquisition of Cornerstone Bank and the secondary offering. For more information on the acquisition, refer to Form 8-K filed December 10, 2021. For more information on the offering, refer to Prospectus filed December 10, 2021.Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics.Cornerstone pre-tax net income for the period December 9 – December 31, 2021.  Adjusted net income is provided to illustrate how Bank7 would have performed without two non-recurring events that occurred late in the yearOn December 9, 2021 we completed the acquisition of Cornerstone Bank. We benefitted from 23 days of net income from those new branches; however, we also incurred non-recurring costs associated with that purchase. The non-recurring costs exceeded the net income contributed from the new branches, therefore a net deduction (“net adjustment”) was realized and added back to illustrate financial performance on a stand-alone basisAdditionally, during the quarter, our largest shareholder sold approximately 1.1 million shares of stock pursuant to a registered secondary offering. The company incurred non-recurring costs associated with that offering, therefore we also added back those costs to illustrate our financial performance on a stand-alone basis

     2.51%  Pro Forma  Pro Forma  Reliable BSVN Performance  Return on Average Assets (2)(3)  Return on Average Tangible Common Equity (2) (3)  Dollars are in millionsFinancial data is as of or for the twelve months ended December 31, 2021Efficiency ratio of 34.84% vs. peer average of 61.23% as of the nine months ended Q3 2021. Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (184 banks); Source: S&P Global Market Intelligence. See slide 13.Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics.  Efficiency Ratio (3)  Despite the challenging rate environment, we produced robust ROAA and ROATCE of 2.21% and 20.1% for 2021, respectively.Industry-leading efficiency ratio(1)   5  6-year average: 2.24%  6-year average: 21.9%    38.3%  20.9%  Pro Forma

   Dollars are in millions. Financial data is as of or for the twelve months ended December 31 of each respective yearPro Forma noninterest expense to average assets is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure.Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure.  12.34% increase YoY  Robust and Consistent Organic Growth  PPE(1)  Total Assets  6  $26.8  Pro Forma    PPE grew 12.34% YoY - Our high level of PPE is achieved in part because of our strategy of having fewer, but better team members, who excel at providing services and solutions utilizing our technology and processes, delivered through our branch-lite model  Leveraging Our Employee Base(1)     3.56%Actual  Pro Forma  CAGR Since 2016: 17.1%    $1,349.9

   7  Exceptional Book Value Appreciation  Tangible Book Value Per Share  TBV per share increased $1.24 or 10.60%, even though we deployed excess capital to complete the all-cash acquisition of Cornerstone Bank  Dollars are in thousands, except for per share data(1) Adjusted to exclude effects of acquisition and secondary offering. Adjusted values are non-GAAP financial measures. For more information and reconciliation, refer to slide 3  Adjusted CAGR since 2018(1) = 18% CAGR since 2018 = 15%  Adjusted  $13.95

 Net Interest Margin Strength  Financial data is as of or for the twelve months ended December 31 of each respective year and for the three months ended March 31, 2021, June 30 2021, September 30, 2021, and December 31, 2021.Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric.  Net Interest Margin  Despite a challenging yield curve, low-yielding PPP loans, and excess liquidity, our net interest margin continues to show strengthPPP loan fee income recognized during the quarter totaled $265,000, with $269,000 remaining to be recognized; PPP loan fees recognized during 2021 and 2020 totaled $2.31 million and $1.36 million, respectively.  8

 Pandemic related downturn continues to fade and management is confident that overall cycle NCOs will be within our expected rangeEven though we’ve seen a reduction in our energy loan portfolio, we remain active in the energy spaceContinued improvement in NPA levels after peaking in Q3 2020. Currently at 1.01% and concentrated 67% in a single credit Underwriting practices withstood the pandemic-induced economic stress with zero hospitality loans in the NPA bucketALLL level remains acceptable as NPA levels have quickly reduced after peaking in 2020  9  Allowance for Loan Losses to Total Loans  Asset Quality  Financial data is as of or for the twelve months ended December 31 of each respective year (1) “Total Loans” excludes $44.9 and $18.7 million in PPP loans for YE 2020 and YE 2021, respectively. With PPP loans included, ratio is 1.15%, and 1.00%, respectively. (2) “Total Loans” for 2021 includes acquired Cornerstone loans of $115 million marked to market. With Cornerstone loans and PPP loans excluded, ratio is 1.15%  (1)  Energy Portfolio as a % of Total Loans  Nonperforming Assets to Total Loans  (1)(2)

 Dollars are in millions  Energy Portfolio Potential Exposure  10

 Hospitality Loan Portfolio Detail  11  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession Loans personally guaranteed by experienced owner/operators with decades of history that spans multiple recessionsGeographically concentrated in TX (83%) and other markets with few remaining COVID restrictionsDiversified lending to many reputable brands serving mostly low to moderate price pointsBuy, sell, and refinance activity has returned to the hospitality segment with 1 portfolio property sale and 1 refinance which paid off during Q4 2021  Dollars are in millions.  Hotel Portfolio Exposure by Class  Hotel Portfolio Exposure by Flag

 12  Hospitality Loan Portfolio Detail  Portfolio Metrics – 44 Operating Properties  Dollars are in millions except per room data. Data as of December 31, 2021.(1) per Source Strategies Inc. 2nd and 3rd Quarter Factbook  Significant rebound in revenue throughout Texas with Q2 and Q3 2021 hospitality revenue exceeding Q2 and Q3 2019(1) Concentrated primarily in “Drive-To” markets in the Dallas/Fort Worth metropolitan area No exposure to towns or cities that are heavily dependent on the energy space, or that are “gateway” cities that depend on airline trafficConsistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization

 13  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in millionsThe above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind. DFAST = Dodd-Frank Act Stress Test.Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum.Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months. Trailing twelve months PPE of $35.1 million extrapolated over two years.   Earnings-driven Capital Shock-absorption

 14  Income Statement as a Percentage of Average Assets  Dollars are in thousandsPeer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (166 banks); Source: S&P Global Market Intelligence.Excludes one-time, non-cash executive stock transfer compensation expense of $11.8 million.As of Q3 2021, the latest data available.   (3)  Peer Analysis : PPE to Average Assets

 Deposit Composition  Historical Deposit Growth  Compound Annual Growth Rate = 18.1%  Deposit Composition as of December 31, 2021  Deposits totaled $1.2 billion as of December 31, 2021, of which $248.4 million were acquired from Cornerstone Core deposits represented $1.16 billion of total deposits as of December 31, 2021 compared to $831.0 million as of December 31, 2020Total core deposit growth YoY was $324.2 million, or 39.01%  Dollars are in millions.Financial data is as of or for the twelve months ended December 31 of each respective year.(1) We define core deposits as deposits obtained directly from the depositor and exclude deposits obtained from listing services and brokered deposits that are obtained through an intermediary.  Core Deposits(1)  15

 Appendix  16

 17  Bank7 Corp. Financials  Net income and earnings per share are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. EPS calculation is based on diluted shares. Combined federal and state effective tax rates for the twelve months ended December 31, 2020 and 2021 of 25.6% and 25.1%, respectively.Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric. All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 20 of this presentation.

 18  Bank7 Corp. Performance Ratios  Return on average assets and shareholders’ equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income.   Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric. Ratios are based on Bank level financial information rather than consolidated information. At December 31, 2021, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.46%, 11.53%, and 12.54% respectively for the Company.All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 20 of this presentation.

 19  Non-GAAP Reconciliations

 Loan Portfolio Distribution  Dollars are in millions. Data as of December 31, 2021.  Gross Loan Portfolio Composition by Purpose Type  20

 21  2019 Pro Forma Net Income Reconciliation   On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 22  Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements. Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.